FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

 Date of Report (Date of earliest event reported) November 8, 1999.


                    DCI Telecommunications, Inc.
  -----------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
----------------------------------------------------------------
(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                   611 Access Road, Stratford, CT 06615
      -------------------------------------------------------------
              (Address of principal executive offices)

  Registrant's telephone number, including area code:(203) 380-0910


  -----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

On November 8, 1999, DCI Telecommunications, Inc. engaged the public accounting firm of Feldman Sherb Horowitz & Co., P.C. of New York, New York as the Company's principal accountants to audit the Company's financial statements. See the Company's Reports on Form 8-K and 8-K/A dated October 5, 1999, October 26, 1999 and November 8, 1999 regarding the resignation of Deloitte & Touche. The selection was made by the Company's Board of Directors. In connection with the engagement, the Company did not consult with, or obtain advice from, Feldman Sherb Horowitz & Co., P.C. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DCI TELECOMMUNICATIONS, Inc.

By: /s/ Joseph J. Murphy
----------------------------
Name: Joseph J. Murphy
Title: Chairman & CEO
Date: November 15, 1999